SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                      FORM 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                             The Securities Act of 1934



          Date of Report (Date of earliest event reported)
          February 21, 1995
          -----------------



                                     Amgen Inc.
          -------------------------------------------------------------
               (Exact name of registrant as specified in its charter)



          Delaware                 0-12477        95-3540776
          -------------------------------------------------------------
          (State or other          (Commission    (I.R.S. Employer
              jurisdiction         File Number)   Identification No.)
          of incorporation)



          1840 Dehavilland Drive, Thousand Oaks, California  91320-1789
          -------------------------------------------------------------
               (Address of principal executive offices)          (Zip Code)



          Registrant's telephone number, including area code
          (805) 447-1000
          --------------



          --------------------------------------------------------------
          (Former name or former address, if changed since last report.)

          Item 5.   OTHER EVENTS
                    ------------



               On February 21, 1995, Amgen Inc. (the "Company") amended its

          Rights Agreement dated as of January 24, 1989 by and between  the

          Company and American  Stock Transfer &  Trust Company, as  Rights

          Agent, as amended.  Copies of the amendment and the press release announcing the amendment are attached hereto as Exhibits 7.1  and

          7.2, respectively, and are incorporated herein by reference.



          Item 7.   EXHIBITS
                    --------



               7.1  Third Amendment to Rights Agreement between Amgen Inc.

                    and American Stock Transfer & Trust Company



               7.2  Press Release issued by Amgen Inc. dated

                    February 21, 1995



                                     Signatures
                                     ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Amgen Inc.
                                   --------------------------------------
                                   (Registrant)


          March 6, 1995                 /s/ Robert S. Attiyeh
          ----------------------        ---------------------------------
          (Date)                        (Signature)






                                        Robert S. Attiyeh
                                        Senior Vice President,
                                        Finance and Corporate Development,
                                        and Chief Financial Officer